                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):             November 17, 1997



                                KENNAMETAL INC.
               (Exact name of registrant as specified in charter)




        PENNSYLVANIA                    1-5318                 25-0900168
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)        Identification Number)


                 Route 981 South at Westmoreland County Airport
                          Latrobe, Pennsylvania 15650
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (412) 539-5000





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Item 2.  Acquisition or Disposition of Assets.

         (a) On November 17, 1997, Kennametal Inc., a Pennsylvania corporation (the "Company"), announced that its wholly-owned subsidiary, Kennametal Acquisition Corp., a Delaware corporation ("Purchaser"), had accepted for payment 16,179,976 shares of common stock, par value $0.01 per share, including the associated preferred stock purchase rights (the "Shares"), of Greenfield Industries, Inc. ("Greenfield") that were validly tendered and not properly withdrawn, including approximately 609,532 shares tendered pursuant to notices of guaranteed delivery. The Shares tendered represent approximately 98% of the outstanding shares of Greenfield, tendered in response to Purchaser's tender offer (the "Offer") for all outstanding shares at a price of $38.00 per share, net to the seller in cash, without interest thereon, less any required withholding taxes. The Offer expired, as scheduled, at 12:00 midnight, New York City time, on Friday, November 14, 1997.

                  The Offer, commenced on October 17, 1997, was made pursuant to an Agreement and Plan of Merger, dated as of October 10, 1997 (the "Merger Agreement"), by and among the Company, Purchaser and Greenfield. On November 18, 1997, the Company completed its acquisition of Greenfield by a merger in which the Purchaser merged with and into Greenfield (the "Merger"). In accordance with Delaware law, the Purchaser, as the beneficial owner of 98% of the outstanding Shares of Greenfield, was able to effect the Merger without a meeting of the stockholders of Greenfield. Holders of Shares which were not tendered in the Offer have statutory appraisal rights under Delaware law with respect to the Merger. Each Share outstanding which was not tendered and purchased pursuant to the Offer and with respect to which appraisal has not properly been demanded by virtue of the Merger has been canceled and converted automatically into and represents the right to receive $38.00 per Share, net to such holder in cash, without interest thereon, less any required withholding taxes, upon the surrender of the certificate formerly representing such Share.

                  The Company obtained the funds necessary for the foregoing and for the Company's, Greenfield's, and their respective subsidiaries' working capital and capital expenditure requirements and general corporate purposes pursuant to a credit agreement (the "Credit Agreement") entered into among the Company, Mellon Bank, N.A. as Administrative Agent, and, as initial lenders, BankBoston, N.A., Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, Mellon Bank, N.A. and PNC Bank, National Association, providing for up to $1.4 billion in the aggregate in the form of a revolving credit facility and a term loan facility. The Company's obligations under the Credit Agreement are secured by a pledge of all of the capital stock of Greenfield and certain of its subsidiaries, 65% of the outstanding stock of Kennametal Hertel AG and by guarantees of Greenfield and certain of its domestic subsidiaries. The Credit Agreement is incorporated herein by reference to Exhibit (b)(2) of Amendment No. 4 to the Company's Tender Offer Statement on Schedule 14D-1.



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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.

         The required financial statements will be filed in an amendment to this report, which shall be filed no later than January 31, 1998.

(b)      Pro Forma Financial Information.

         The required pro forma financial information for the acquired business will be filed no later than January 31, 1998.

(c)      Exhibits.

Exhibit No.          Description
-----------          -----------
2.1                  Agreement and Plan of Merger, dated as of October 10, 1997, among the Company, the Purchaser, and Greenfield
                     (incorporated herein by reference to Exhibit (a)(1) to the
                     Company's Schedule 14D-1 dated October 17, 1997, as
                     amended).

10.1 Credit Agreement, dated as of November 17, 1997, by and among the Company, as Borrower, the Lender Parties named therein, and Mellon Bank, N.A., as Administrative Agent
                     (incorporated herein by reference to Exhibit (b)(2) to the Company's Schedule 14D-1 dated October 17, 1997, as amended).

10.2                 Guaranty and Suretyship Agreement, dated as of November 17,
                     1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional Subsidiary Guarantor
                     Supplement, dated as of November 18, 1997, made by Greenfield (incorporated herein by reference to Exhibit
                     (b)(3) of the Company's Schedule 14D-1, as amended, and
                     Exhibit 10.2 of Greenfield's Current Report on Form 8-K dated November 17, 1997, respectively).

10.3 Borrower Pledge Agreement, dated as of November 17, 1997, made by the Company, as Grantor, in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional Designated Collateral Supplement, dated November
                     18, 1997, made by the Company (incorporated herein by reference to Exhibit (b)(4) of the Company's Schedule
                     14D-1, as amended, and Exhibit 10.5 of Greenfield's Current
                     Report on Form 8-K dated November 17, 1997, respectively).

10.4 Subsidiary Pledge Agreement, dated as of November 18, 1997, made by Greenfield, as Grantor, in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit 10.3 of Greenfield's Current Report on Form 8-K dated November 17, 1997).



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
99.1                 Text of Press Release, dated November 17, 1997, by the
                     Company (incorporated herein by reference to Exhibit
                     (a)(12) to the Company's Schedule 14D-1 dated October 17,
                     1997, as amended).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 20, 1997

                                      KENNAMETAL INC.


                                      By: /s/  DAVID T. COFER
                                          ------------------------------
                                          Name:  David T. Cofer
                                          Title:  Vice President, Secretary
                                                  and General Counsel


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                                 EXHIBIT INDEX


EXHIBIT                              DESCRIPTION                                           PAGE
-------                              -----------                                           ----
  2.1       Agreement and Plan of Merger, dated as of October 10, 1997, among the Company, the Purchaser, and Greenfield (incorporated herein by reference to Exhibit (c)(1) to the Company's Schedule 14D-1 dated
            October 17, 1997, as amended).

 10.1 Credit Agreement, dated as of November 17, 1997, by and among the Company, as Borrower, the Lender Parties named therein, and Mellon Bank, N.A., as Administrative Agent (incorporated herein by reference to Exhibit (b)(2) to the Company's Schedule 14D-1 dated October 17, 1997, as amended).

 10.2       Guaranty and Suretyship Agreement, dated as of November 17,
            1997, made by the Subsidiary Guarantor named therein in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional Subsidiary Guarantor Supplement, dated as of November
            18, 1997, made by Greenfield (incorporated herein by reference to Exhibit (b)(3) of the Company's Schedule 14D-1, as amended, and Exhibit 10.2 of Greenfield's Current Report on Form 8-K dated November 17, 1997, respectively).

 10.3 Borrower Pledge Agreement, dated as of November 17, 1997, made by the Company, as Grantor, in favor of Mellon Bank, N.A., as Collateral Agent, as supplemented by the Additional Designated
            Collateral Supplement, dated November 18, 1997, made by the
            Company (incorporated herein by reference to Exhibit (b)(4) of the Company's Schedule 14D-1, as amended, and Exhibit 10.5 of Greenfield's Current Report on Form 8-K dated November 17, 1997, respectively).

 10.4 Subsidiary Pledge Agreement, dated as of November 18, 1997, made by Greenfield, as Grantor, in favor of Mellon Bank, N.A., as Collateral Agent (incorporated herein by reference to Exhibit
            10.3 of Greenfield's Current Report on Form 8-K dated November
            17, 1997).

 99.1       Text of Press Release, dated November 17, 1997, by Kennametal
            Inc. (incorporated herein by reference to Exhibit (a)(12) to the Company's Schedule 14D-1 dated October 17, 1997, as amended).